                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               Z-AXIS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  Z-AXIS CORPORATION
                           7395 E. Orchard Road, Suite 100
                          Greenwood Village, Colorado 80111



                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held: September 29, 1997


To the Shareholders of Z-Axis Corporation:

Notice is hereby given of the Annual Meeting of Shareholders of Z-Axis Corporation (the "Company"), a Colorado corporation, to be held at Z-Axis Corporation, 7395 E. Orchard Road, Suite 100, Greenwood Village, Colorado on September 29, 1997 at 3:00 p.m. for the following purposes:

    1.  To elect directors of the Company for the ensuing corporate year

    2.  To consider such other matters as may properly come before the meeting.

Only shareholders of record at the close of business on July 29, 1997 are entitled to be notified of and to vote at the meeting.

It is important that your shares be represented at the meeting. The Board of Directors of the Company extends a cordial invitation to all shareholders to attend and recommends that you execute and mail the enclosed Proxy in the return envelope as promptly as possible. Shareholders who attend the meeting in person may revoke their proxies and vote in person.

                                  By Order of the Board of Directors

                                  /s/ MARILYN T. HELLER

                                  Marilyn T. Heller, Secretary
                                  Englewood, Colorado
                                  July 29, 1997

                                  Z-AXIS CORPORATION
                           7395 E. Orchard Road, Suite 100
                          Greenwood Village, Colorado 80111


                                   PROXY STATEMENT

This Proxy Statement is being furnished to the shareholders of Z-Axis Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders to be held on September 29, 1997. The approximate date on which this Proxy Statement and the form of proxy are first to be sent or given to the shareholders is August 29, 1997. Some of the officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone, if deemed necessary. The cost of solicitation will be borne by the Company. A shareholder may revoke a proxy previously given by him or her at any time prior to its use, by giving written notice of such revocation to the Secretary of the Company. All proxies received by the Board of Directors of the Company and not revoked will be voted at the meeting.

Except as described below, shareholders of record at the close of business on July 29, 1997, will be entitled to one vote per share on all business transacted at the meeting. If one-third of the outstanding shares are present at the meeting in person or represented by proxy and entitled to vote, such shares will constitute a quorum. Each matter coming before the Annual Meeting requires for approval the affirmative vote of the majority of the quorum present at the meeting, in person or by proxy and entitled to vote. At the close of business on July 29, 1997, there were 3,765,000 shares of the common stock ($0.001 par value) entitled to vote.

PROPOSAL #1: ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS

The following persons have been nominated to serve on the Board of Directors of the Company until the next Annual Meeting of Shareholders: Steven H. Cohen, Alan Treibitz, Marilyn T. Heller, Marvin A. Davis and James E. Pacotti, Jr. If one or more of the current nominees at the time of the meeting is unable to serve or for good cause will not serve, the shares represented by the proxies solicited by the Board of Directors will be voted for the other directors who are nominated and for any substitute nominee(s) designated by the Board of Directors.

                          NOMINEES TO THE BOARD OF DIRECTORS

The Company's existing Board of Directors consists of five members. Officers and directors are elected annually and serve until their respective successors are elected. Although the Company pays no fees to its directors for attending Board meetings, it awards 3,000 shares of its common stock annually to those outside Board members who are neither officers nor employees. The Company's Board of Directors has one standing committee: the Compensation Committee, whose members are Dr. Cohen, Mr. Davis and Mr. Pacotti. The Compensation Committee has general responsibility for all employee compensation and benefit matters, including recommendation to the full Board on compensation of officers and benefit plans. The Compensation Committee met once during the fiscal year ended March 31, 1997.

The Board of Directors held five meetings during the fiscal year ended March 31, 1997. All members of the Board were present at each meeting.

The following table sets forth the name and age of each nominee to the Board of Directors and any other position held with the Company:

Name of individual                Age       Office or position
--------------------------------------------------------------------------------
Steven H. Cohen                   61        Chief Executive Officer, Director
Alan Treibitz                     45        Chief Operating Officer, President,
                                            Chief Financial Officer, Treasurer,
                                            Director
Marilyn T. Heller                 67        Secretary, Director
Mr. Marvin A. Davis               59        Director
Mr. James E. Pacotti, Jr.         50        Director
--------------------------------------------------------------------------------

OTHER EXECUTIVE OFFICERS

The following table sets forth the name and age of each executive officer that is not a member of the Board of Directors:

Name of individual                Age       Office or position
--------------------------------------------------------------------------------
Jon D. Ackelson                   54        Vice President, Production
Stephanie S. Kelso                46        Vice President, Sales and Marketing
--------------------------------------------------------------------------------

BACKGROUND INFORMATION

Background information concerning the principal occupation and business experience of the officers and directors of the Company is presented below:

Steven H. Cohen has served as Chief Executive Officer since March 1, 1993, as President from June 1983 to March 1993 and as a Director since June 1983. He received a Ph.D. degree from the University of Denver in 1973 and a bachelor's and a master's degree from St. Louis University in 1958 and 1965, respectively. Dr. Cohen is married to Ms. Heller.

Alan Treibitz has served as Chief Operating Officer and President since March 1, 1993, and as Chief Financial Officer, Treasurer and Director since October 1983. He received a bachelor's degree from Pomona College in 1974. Mr. Treibitz is married to Ms. Heller's daughter.

Marilyn T. Heller has served as Secretary and Director since October 1983. She received a bachelor's degree from the University of Denver in 1967. From 1981 to 1991, she was a marketing representative at Bank Western of Denver. From 1992 to 1993, she was Marketing Director at Health Mark, Inc. Ms. Heller devotes such time to the affairs of the Company as is necessary to discharge her duties as Secretary and Director. Ms. Heller is married to Dr. Cohen.

Mr. Marvin A. Davis has served as Director since April 1997. He received a bachelor's degree and MBA from Washington University. Since 1992, he has served as President of Grisanti, Galef & Goldress, a crisis management firm that has assisted many of the foremost buy-out firms in the United States. Mr. Davis, is also currently serving as Chairman and CEO of Datamax Corporation, a manufacturer of bar code printers. From 1962 to 1992, Mr. Davis has served in senior executive management and consulting positions with several different organizations in various industries. Mr. Davis has authored several publications and articles that have appeared in journals such as Business Week, Wall Street Journal and CEO Magazine.

Mr. James E. Pacotti, Jr. has served as Director since April 1997. He received a bachelor's degree from Colorado State University and Distinguished Military Graduate Honors. He has served as Vice President, Sales of Expertec, Inc., a software development company specializing in field service management software applications, since April 1996. From December 1975 to February 1996, Mr. Pacotti served in various senior exective management and sales positions in the computer software and hardware industry. From August 1968 to November 1973, Mr. Pacotti served as a Captain in the United States Army.

Jon D. Ackelson has served as Vice President, Production since April 1995 and as Director of Production from December 1992 to March 1995. Prior to joining the Company in 1992, he was employed as a producer, writer and director in the motion picture and television industries. Mr. Ackelson received a bachelor's degree from the University of Miami and a Masters degree from the University of Denver.

Stephanie Kelso has served as Vice President, Sales and Marketing since April 1995 and as Director, Sales and Marketing from February 1993 to March 1995. Prior to joining the Company in 1993, Ms. Kelso was the General Manager of a national computer graphics company.

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with Dr. Cohen and Mr. Treibitz. The agreements provide for each of them to assign to the Company all rights to inventions and other matters developed in the course of their employment. The agreements also provide that they may not, during the term of their employment or for two years thereafter, accept or perform any work that directly or indirectly interferes in any way with the work or relationship of the Company with its customers or other employees. They have agreed to maintain the confidentiality of Company information and not to compete directly or indirectly through the use of proprietary information for one year following the termination of their employment for any reason. The employment agreements may be terminated by either the Company or the individual upon thirty days notice without cause or without prior notice for cause, including a material breach of the agreement. Compensation under the agreements is determined annually by the Compensation Committee of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration earned and accrued by the Company for the fiscal years ended March 31, 1997, 1996, and 1995 for the Chief Executive Officer and the Chief Operating Officer of the Company on March 31, 1997:

                                  Fiscal         Salary        Bonus    Other Compensation
Name and principal position        year           ($)           ($)             ($)
------------------------------------------------------------------------------------------
Steven H. Cohen,
  Chief Executive Officer          1997          99,552             0            0
                                   1996          95,000             0            0
                                   1995          94,542        39,061            0
Alan Treibitz,
  Chief Operating Officer,         1997          99,552             0            0
  President, Chief Financial-      1996          95,000             0            0
  Officer                          1995          94,542        39,061            0
------------------------------------------------------------------------------------------

The bonuses earned by Dr. Cohen and Mr. Treibitz during the fiscal year ended March 31, 1995 were awarded under an ongoing program, which is authorized annually by the Board of Directors and administered by the Compensation Committee for attaining certain profit or other goals. No such bonuses were earned during the fiscal years ended March 31, 1996 and March 31, 1997. Dr. Cohen and Mr. Treibitz do not participate in decisions regarding their own compensation.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

The following table sets forth certain information regarding options granted to the Chief Executive Officer and Chief Operating Officer during the fiscal year ended March 31, 1997:

                                      Percent of
                         Number          total                                            Potential realizable value at
                          of            options                                              assumed annual rates of
                      securities      granted to       Exercise                           stock price appreciation for
                      underlying      employees       price per                                option terms (2)
                        options       in fiscal        share         Expiration           -----------------------------
      Name            granted (#)      year (%)     ($/share) (1)       date                   5%          10%
-----------------------------------------------------------------------------------------------------------------------
Steven H. Cohen         5,000           4.55%          $0.138        03/14/2002               $190        $420

Alan Treibitz           5,000           4.55%          $0.138        03/14/2002               $190        $420

(1) The exercise price per share of granted options for Steven H. Cohen and Alan Treibitz was equal to 110% of the fair market value of the Common Stock on the date of the grant as reported on the Electronic Bulletin Board.

(2) The potential realizable value is calculated based on the term of the option (5 years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

Options to purchase 5,000 shares at $0.125 per share were granted to a director, who is the spouse of the Chief Executive Officer, during the fiscal year ended March 31, 1997.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information with respect to (i) the exercise of stock options by the Chief Executive Officer and Chief Operating Officer during the fiscal year ended March 31, 1997, (ii) the number of securities underlying unexercised options held by the Chief Executive Officer and Chief Operating Officer as of March 31, 1997 and (iii) the value of unexercised in-the-money options (i.e., options for which the fair market value of the Common Stock ($0.1875 at March 31, 1997 exceeds the exercise price) as of March 31, 1997:

                                                                         Value of unexercised in-the-
                                   Number of unexercised options at    money options at fiscal year end
                        Shares             fiscal year end                          ($) (1)
                      Acquired to  --------------------------------------------------------------------
     Name              Exercise     Exercisable     Unexercisable         Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------
Steven H. Cohen           0            5,000              0                   $248              $0

Alan Treibitz             0            5,000              0                   $248              $0

(1)  Based on the fair market value of the Common Stock as of March 31, 1997 ($0.1875) minus the exercise price, multiplied by the number of shares underlying the option.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned by each owner of 5% or more of the Company's common stock, by each director and by all director's and officers as a group, and the percentage of the outstanding common stock owned by such persons and by such group, as of March 31, 1997. For purposes of this presentation, beneficial ownership is deemed to be the possession of sole voting and investment powers, unless otherwise indicated.

Name and address of                  Shares of common stock      Percent of
beneficial owner                       beneficially owned       common stock
-------------------------------------------------------------------------------
Steven H. Cohen (1)                          582,688                15.5%
7395 E. Orchard Road, Suite 100
Greenwood Village, CO 80111

Valerie L. Switzer (2)                       398,391                10.6%
16020 East Milan Drive
Aurora, CO 80013

Gold C Enterprises, Inc.                     393,750                10.5%
1670 York Street
Denver, CO 80206

Alan Treibitz                                388,391                10.3%
7395 E. Orchard Road, Suite 100
Greenwood Village, CO 80111

Marilyn T. Heller (1)                        147,975                 3.9%
4530 South Verbena
Denver, CO 80237

All officers and directors as a group      1,119,054                29.7%
 (5 persons)
-------------------------------------------------------------------------------

(1) Dr. Cohen and Ms. Heller disclaim beneficial ownership of the Company's common stock owned by the other.

(2) Includes 213,332 shares of common stock owned by Mrs. Switzer's minor children of which Mrs. Switzer is beneficial owner.

                                 CERTAIN TRANSACTIONS

LOANS TO THE COMPANY

During the period from 1985 to 1988, Ms. Heller, an officer and director of the Company, loaned the Company a total of $65,135 under the terms of a series of promissory notes. The notes were due on May 1, 1997, however the notes have been extended by Ms. Heller. Repayments of principal during the year ended March 31, 1997 were $3,289. At March 31, 1997, the balance outstanding under these notes, which provide for a variable interest rate based upon the current Treasury bill interest rate, was $11,691.

During years prior to 1989, the Company became indebted to Dr. Cohen and Mr. Treibitz, each an officer and director of the Company, and an employee for regular salary compensation. At March 31, 1992, this indebtedness was converted to long-term promissory notes. The promissory notes bear interest at the prime rate plus 3% per annum and are due on May 1, 1998. The promissory note to Dr. Cohen was paid in full during the fiscal year ended March 31, 1996. During the year ended March 31, 1997, the Company made a principal payment to Mr. Treibitz in the amount of $2,000. As of March 31, 1997, the unpaid principal and accrued interest was $71,187. Subsequent to the fiscal year end, the Company paid Mr. Treibitz' note in full and the employee was paid the principal balance on the note. The accrued principal and interest due to the employee currently is $38,675.

The Board of Directors believes that the terms of the transactions set forth above were at least as favorable as could have been derived from transactions with unaffiliated third parties.

                             SHAREHOLDER PROPOSALS

Shareholders may submit proposals for inclusion, under certain conditions, in the 1998 Proxy Statement for consideration at the 1998 Annual Meeting. Shareholders' proposals must be received at the Company's corporate office before March 31, 1998, for inclusion in the 1998 proxy material.

                                 OTHER MATTERS

The Board of Directors knows of no other business to be presented at the Annual Meeting. If other matters do come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote each proxy in accordance with their best judgment on such matters.

                             INDEPENDENT AUDITORS

The Company has selected BDO Seidman, LLP, as its independent auditors for the current fiscal year. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will also be expected to be available to respond to appropriate questions.

                                ANNUAL REPORT

The Company's 1997 Annual Report to Shareholders is enclosed with this Proxy Statement.

        IF YOU CAN NOT ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND
                     PROMPTLY MAIL THE ENCLOSED PROXY.


/s/ MARILYN T. HELLER

Marilyn T. Heller, Secretary
Englewood, Colorado
July 29, 1997

                               Z-AXIS CORPORATION
                         7395 E. ORCHARD ROAD, SUITE 100
                           GREENWOOD VILLAGE, CO 80111

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven H. Cohen and Alan Treibitz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Z-Axis Corporation held of record by the undersigned at the close of business on July 29, 1997, at the Annual Meeting of Shareholders to be held on September 29, 1997 or any adjournment thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

1. ELECTION OF DIRECTORS (Check One)
       FOR all nominees listed below (except as        WITHHOLD AUTHORITY to vote for
   --- marked to the contrary below).              --- all nominees listed below.

INSTRUCTION: To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below.
Steven H. Cohen   Alan Treibitz   Marilyn T. Heller   Marvin A. Davis   James E. Pacotti, Jr.


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting (Check one).
       TO APPROVE                                      TO WITHHOLD APPROVAL
   ---                                             ---


This Proxy when properly executed will be used in a manner directed herein by the authorized shareholder.

Dated:                           , 1997
      ---------------------------                  ----------------------------------------
                                                   Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY       ----------------------------------------
CARD PROMPTLY, USING THE ENCLOSED ENVELOPE         Signature, if held jointly